Exhibit 99.3
FIRST LETTER AMENDMENT TO THE
THIRD AMENDED AND RESTATED SECURITY AGREEMENT
Dated as of September 30, 2009
Deutsche Bank Trust Company Americas,
     as Administrative Agent under the
     Credit Agreement referred to below
60 Wall Street
New York, New York 10005
Re: Grubb & Ellis Company Credit Facility
Ladies and Gentlemen:
          Reference is made to (i) the Third Amended and Restated Credit Agreement dated as of May 18, 2009 (the “Credit Agreement”) by and among Grubb & Ellis Company (the “Borrower”), the guarantors named therein, Deutsche Bank Trust Company Americas, as administrative agent (the “Administrative Agent”), the financial institutions identified therein as lender parties (the “Lender Parties”), Deutsche Bank Trust Company Americas, as syndication agent, and Deutsche Bank Securities Inc., as sole book running manager and sole lead arranger, and (ii) the Third Amended and Restated Security Agreement dated May 18, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.
          It is hereby agreed by you and us as follows:
          Section 1. Amendments to Security Agreement. The Security Agreement is, upon the occurrence of the Amendment Effective Date (as defined in Section 4 below), hereby amended as follows:
          (a) Recital 6 of the Security Agreement is hereby amended and restated as follows:
     “(6) A collateral deposit account for the deposit of the Placement Proceeds has been opened with Deutsche Bank Trust Company Americas, in the name of the Administrative Agent and under the sole control and dominion of the Administrative Agent, which account bears account number S41830.1 and is designated “DBTCA/Grubb & Ellis Account” (the “Placement Proceeds Collateral Account”).”
          (b) A new Recital 7 is hereby added to the Security Agreement as follows:
     “(7) A Letter of Credit collateral deposit account may be opened at any time, which account shall be established as a subaccount of the Placement Proceeds Account and shall be in the name of the Administrative Agent and under the sole control and dominion of the Administrative Agent and subject to the terms of this Agreement (the “L/C Collateral Account”).”

     (c) Section 1(f)(i) of the Security Agreement is hereby amended by inserting the words “, the Placement Proceeds Account” immediately following the words “the Collateral Account” in the fifth (5th) and last lines thereof.
     (d) Section 5(f) of the Security Agreement is hereby amended by inserting the words “, the Placement Proceeds Account” immediately following the words “the Collateral Account” in the second (2nd), third (3rd), fourth (4th) and last lines thereof.
     (e) Section 6 of the Security Agreement is hereby amended by (i) inserting the words “, Placement Proceeds Account” immediately following the words “the Collateral Account” in the third (3rd) line thereof, and (ii) inserting the words “, the Placement Proceeds Account” immediately following the words “the Collateral Account” in the title of such Section and in the fifth (5th), sixth (6th), thirteenth (13th) and penultimate lines thereof.
     (f) Section 7 of the Security Agreement is hereby amended by inserting the words “in the case of the Placement Proceeds Account, such amount, if any, as is then on deposit in the Placement Proceeds Account to the extent required to be disbursed pursuant to Section 5.01(bb) of the Credit Agreement and,” immediately following the words “Loan Documents,” and prior to the words “in the case” in the fifth (5th) line thereof.
          Section 2. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in the Security Agreement (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the Amendment Effective Date (defined below), before and after giving effect to this Amendment, as though made on and as of such date.
          Section 3. Effectiveness of Amendment. This First Letter Amendment to the Third Amended and Restated Security Agreement (this “Amendment”) shall become effective as of the date first above written (the “Amendment Effective Date”) solely when (i) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Grantors, the Administrative Agent and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment, and (ii) all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel for the Administrative Agent) due and payable on the date hereof shall have been paid in full and in accordance with Section 5 below.
          Section 4. Ratification. The Security Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Security Agreement, nor constitute a waiver of any provision of the Security Agreement.
          Section 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
          Section 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same

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agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 7. Governing Law. This Amendment constitutes a Loan Document and shall be governed by, and construed in accordance with, the laws of the State of New York.
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Very truly yours, GRUBB & ELLIS COMPANY, as Borrower
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Agreed as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and a Lender
By
Name:
Title:

By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

JPMORGAN CHASE BANK, N.A., as a Lender
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

FIFTH THIRD BANK, an Ohio banking corporation as a Lender
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GRUBB & ELLIS AFFILIATES, INC.
By
Name:
Title:

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By
Name:
Title:

GRUBB & ELLIS OF ARIZONA, INC.
By
Name:
Title:

GRUBB & ELLIS CONSULTING SERVICES COMPANY
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GRUBB & ELLIS INSTITUTIONAL PROPERTIES, INC.
By
Name:
Title:

GRUBB & ELLIS OF MICHIGAN, INC.
By
Name:
Title:

GRUBB & ELLIS MORTGAGE GROUP, INC.
By
Name:
Title:

GRUBB & ELLIS OF NEVADA, INC.
By
Name:
Title:

GRUBB & ELLIS NEW YORK, INC.
By
Name:
Title:

GRUBB & ELLIS ADVISERS OF CALIFORNIA, INC.
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

HSM INC.
By
Name:
Title:

WM. A. WHITE/GRUBB & ELLIS INC.
By
Name:
Title:

LANDAUER HOSPITALITY INTERNATIONAL, INC.
By
Name:
Title:

LANDAUER SECURITIES, INC.
By
Name:
Title:

GRUBB & ELLIS MANAGEMENT SERVICES OF MICHIGAN, INC.
By
Name:
Title:

GRUBB & ELLIS EUROPE, INC.
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

NNN REALTY ADVISORS, INC.
By
Name:
Title:

GRUBB & ELLIS REALTY INVESTORS, LLC
By
Name:
Title:

TRIPLE NET PROPERTIES REALTY, INC.
By
Name:
Title:

GRUBB & ELLIS RESIDENTIAL MANAGEMENT, INC.
By
Name:
Title:

GERA SHAFER/ABRAMS HOLDINGS LLC
By
Name:
Title:

GERA 6400 SHAFER LLC
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GERA ABRAMS CENTRE LLC
By
Name:
Title:

GRUBB & ELLIS ALESCO GLOBAL ADVISORS, LLC
By
Name:
Title:

NNN/ROC APARTMENT HOLDINGS, LLC
By
Name:
Title:

GRUBB & ELLIS HOUSING, LLC
By
Name:
Title:

GRUBB & ELLIS APARTMENT REIT ADVISOR, LLC
By
Name:
Title:

GRUBB & ELLIS HEALTHCARE REIT ADVISOR, LLC
By
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

GRUBB & ELLIS HEALTHCARE REIT II ADVISOR, LLC
By
Name:
Title:

NNN ROCKY MOUNTAIN EXCHANGE, LLC
By
Name:
Title:

NNN 200 GALLERIA MEMBER, LLC
By
Name:
Title: